BLACKROCK MUNICIPAL BOND FUND, INC.

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

Supplement dated August 3, 2016 to the

Statement of Additional Information of the Funds, dated October 28, 2015, as supplemented

BLACKROCK NATURAL RESOURCES TRUST

Supplement dated August 3, 2016 to the

Statement of Additional Information of the Fund, dated November 27, 2015, as supplemented

Effective immediately, the final paragraph of the section “Management and Other Service Arrangements—Other Service Arrangements—Custodian Services” is deleted and replaced with the following:

With respect to certain Funds, under an arrangement effective January 1, 2010, on a monthly basis, the Custodian nets the Fund’s daily positive and negative cash balances and calculates a credit (“custody credit”) or a charge based on that net amount. The custodian fees, including the amount of any overdraft charges, may be reduced by the amount of such custody credits, and any unused credits at the end of a given month may be carried forward to a subsequent month. Any such credits unused by the end of a Fund’s fiscal year will not expire. Net debits at the end of a given month are added to the Fund’s custody bill and paid by the Fund.

Effective immediately, the third to last paragraph of “Selective Disclosure of Portfolio Holdings—Potential Conflicts of Interest” is deleted and replaced with the following:

The custody arrangement described in “Management and Other Service Arrangements” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds. This is because the custody arrangements with certain Funds’ custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Shareholders should retain this Supplement for future reference.

SAI2-CUSTODY-0816SUP